Exhibit 10.1

AMENDMENT NO. 1 TO THE
CREDIT AGREEMENT

Dated as of November 6, 2012

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT (this “Amendment”), dated as of November 6, 2012 among The Interpublic Group of Companies, Inc., a Delaware corporation (the “Company”), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the “Lenders”) and Citibank, N.A., as administrative agent (the “Agent”) for the Lenders.

PRELIMINARY STATEMENTS:

(1)           The Company, the Lenders and the Agent have entered into a Credit Agreement dated as of July 18, 2008, amended and restated as of April 23, 2010 and further amended and restated as of May 31, 2011 (as so amended and restated, the “Credit Agreement”).  Capitalized terms used in this Amendment and not otherwise defined in this Amendment shall have the same meanings as specified in the Credit Agreement.

(2)           The Company, the Required Lenders and the Agent have agreed to amend the Credit Agreement as hereinafter set forth.

AGREEMENTS:

SECTION 1. Amendments to the Credit Agreement.  The Credit Agreement is, effective as of the date set forth above and subject to the satisfaction of the conditions precedent set forth in Section 2, hereby amended as follows:

(a) Section 1.01 is amended by adding the following proviso to the end of the definition of “Total Debt”:

“; provided, that Total Debt determined as of any date or for any period from and including November 5, 2012 through and including August 15, 2013 shall not include any Disregarded Debt outstanding as of such date or during such period, as the case may be.”

(b) Section 1.01 is amended by adding the following new defined terms in their appropriate alphabetical order:

“Disregarded Debt” means, as of any date, outstanding Debt of the Company of up to $800,000,000 in aggregate principal amount under any New Senior Notes; provided, that the outstanding principal amount of Disregarded Debt shall be deemed reduced (but not below $0) as at any date of determination by the aggregate amount by which the outstanding principal amount of any of (i) the Company’s 4.75% Convertible Senior Notes due 2023 and (ii) the Company’s 10.00% Senior Unsecured Notes due 2017 has been reduced from the aggregate principal amount of such notes outstanding as of November 5, 2012.

“New Senior Notes” means any senior notes of the Company issued at any time between November 5, 2012 and August 15, 2013.

SECTION 2. Conditions of Effectiveness.  This Amendment shall become effective as of the date the Agent shall have received counterparts of this Amendment executed by the Company and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment, but only if such date is on or prior to November 21, 2012.

SECTION 3. Representations and Warranties of the Company.  The Company represents and warrants as follows:

(a) The representations and warranties contained in Section 4.01 of the Credit Agreement are correct on and as of the effective date of this Amendment, as though made on and as of such date.

(b) No event has occurred and is continuing that constitutes a Default.

                (c) The execution, delivery and performance by the Company of this Amendment and the Credit Agreement and each of the Notes, as amended hereby, are within the Company’s corporate powers, have been duly authorized by all necessary corporate action, and do not contravene, or constitute a default under, any provision of applicable law or regulation or of the certificate of incorporation of the Company or of any judgment, injunction, order, decree, material agreement or other instrument binding upon the Company or result in the creation or imposition of any Lien on any asset of the Company or any of its Consolidated Subsidiaries.

                (d) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery and performance by the Company of this Amendment or the Credit Agreement and the Notes, as amended hereby.

                (e) This Amendment has been duly executed and delivered by the Company.  This Amendment and each of the Credit Agreement and the Notes, as amended hereby, are legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting the rights of creditors generally and subject to general principles of equity.

                (f) There is no action, suit, investigation, litigation or proceeding pending against, or to the knowledge of the Company, threatened against the Company or any of its Consolidated Subsidiaries before any court or arbitrator or any governmental body, agency or official in which there is a significant probability of an adverse decision that purports to affect the legality, validity or enforceability of this Amendment, the Credit Agreement or any Note or the consummation of the transactions contemplated hereby.

SECTION 4. Reference to and Effect on the Credit Agreement and the Notes.  (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in the Notes to “the Credit Agreement”, “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment.

(b)           The Credit Agreement and the Notes, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

(c)           The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under the Credit Agreement, or constitute a waiver of any provision of the Credit Agreement.

SECTION 5. Costs and Expenses.  The Company agrees to pay on demand all reasonable costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.04 of the Credit Agreement.

SECTION 6. Execution in Counterparts.  This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7. Governing Law.  This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to conflicts of law provisions that might require the application of the laws of a different jurisdiction.

[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, effective as of the date first above written.

THE INTERPUBLIC GROUP OF COMPANIES, INC., as Company

By: /s/ Ellen Johnson
Name:	Ellen Johnson
Title:	Senior Vice President & Treasurer

CITIBANK, N.A., as Agent, as Lender and as Issuing Bank

By: /s/ Shannon A. Sweeney
Name:	Shannon A. Sweeney
Title:	Vice President

Lenders:

JPMORGAN CHASE BANK, N.A.

By: /s/ Helene P. Sprung
Name:	Helene P. Sprung
Title:	Senior Vice President

HSBC BANK USA, NATIONAL ASSOCIATION

By: /s/ Thomas Rogers
Name:	Thomas Rogers
Title:	Senior Vice President

UBS LOAN FINANCE LLC

By: /s/ Irja R. Otsa
Name:	Irja R. Otsa
Title:	Associate Director

By: /s/ /s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Associate Director

Signature page to Amendment No. 1

MORGAN STANLEY BANK, N.A.
By:	/s/ Daniel Sweeney
Name:	Daniel Sweeney
Title:	Authorized Signatory

MORGAN STANLEY SENIOR FUNDING, INC.
By:	/s/ Daniel Sweeney
Name:	Daniel Sweeney
Title:	Authorized Signatory

BANK OF AMERICA, N.A.
By:	/s/ Jana L. Baker
Name:	Jana L. Baker
Title:	Vice President

BANCO BILBAO VIZCAYA ARGENTARIA, S.A., NEW YORK BRANCH
By:	/s/ Mathias Rosenthal
Name:	Mathias Rosenthal
Title:	Associate

By:	/s/ Paul A. Rodriguez
Name:	Paul A. Rodriguez
Title:	Vice President

ING BANK N.V., DUBLIN BRANCH
By:	/s/ Aidan Neill
Name:	Aidan Neill
Title:	Director

By:	/s/ Padraig Matthews
Name:	Padraig Matthews
Title:	Vice President

Signature page to Amendment No. 1

GOLDMAN SACHS LENDING PARTNERS LLC
By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION
By:	/s/ Craig DeSousa
Name:	Craig DeSousa
Title:	Senior Vice President

LLOYDS TSB BANK PLC
By:	/s/ Candi Obrentz
Name:	Candi Obrentz
Title:	Vice President – O013

By:	/s/ Stephen Giacolone
Name:	Stephen Giacolone
Title:	Assistant Vice President – G011

ROYAL BANK OF CANADA
By:	/s/ Kamran Khan
Name:	Kamran Khan
Title:	Authorized Signatory

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND
By: ___________________
Name:
Title:

By: ___________________
Name:
Title:

Signature page to Amendment No. 1

UNION BANK, N.A.
By:	/s/ Michael Ball
Name:	Michael Ball
Title:	Vice President

Signature page to Amendment No. 1